                                                                 Exhibit 10.3(B)

             MASTER ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                  JULY 1, 2004

     MASTER ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated July 1, 2004
(this "Master AAR Agreement"), among Banc of America Mortgage Capital
Corporation ("Assignor"), Bank of America, N.A. ("Assignee"),Washington Mutual
Bank, FA (a "Seller" and the "Servicer"), Washington Mutual Bank fsb (a "Seller"
and the "Custodian") and Washington Mutual Bank (a "Seller"). The term "Sellers"
shall mean each Washington Mutual party named as a Seller in this paragraph, and the term "Seller" shall mean each and any of such parties, in each case severally and not jointly.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.   Assignment.

          The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain (i) Mortgage Loan Purchase and Sale Agreement (Amended and Restated)
(the "Purchase Agreement"), dated as of July 1, 2003, among the Sellers, the
Assignor and the Assignee, which Purchase Agreement amended and restated an agreement dated as of January 1, 2002, (ii) the Servicing Agreement (Amended and
Restated) (the "Servicing Agreement"), dated as of July 1, 2003, among the
Servicer, the Assignor and the Assignee, which Servicing Agreement amended and restated an agreement dated as of January 1, 2002, and (iii) the Custodial
Agreement (the "Custodial Agreement" and together with the Purchase Agreement and the Servicing Agreement, the "Agreements"), dated as of January 1, 2002, among the Assignor, the Servicer and the Custodian and the Assignee hereby assumes all of the Assignor's obligations and duties under the Agreements from and after the date hereof, and the Sellers hereby acknowledge such assignment and assumption and hereby agree to the release of the Assignor from any obligations or duties under the Agreements from and after the date hereof.
Notwithstanding the foregoing, it is understood that the Sellers are not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by the Sellers in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

     2.   Assignee Representations.

          That Assignee warrants and represents to, and covenants with, the
Assignor and the Sellers that:

          a. The Assignee agrees to be bound, as Purchaser or Owner as applicable, by all of the terms, covenants and conditions of the Agreements and from and after the date hereof, the Assignee assumes for the benefit of each
Seller and the Assignor all of the Assignor's obligations as purchaser or owner thereunder;

          b. The Assignee's address for purposes of all notices and
correspondence pursuant to the Agreements is:

          Bank of America, N.A.
          c/o Bank of America Mortgage
          Master Servicing Department
          200 North College Street
          Charlotte, North Carolina 28255
          Attention: Marie E. Warren
          Telephone: (704) 386-8564
          Email: marie.e.warren@bankofamerica.com

          c. The Assignee's wire transfer instructions for purposes of all remittances and payments pursuant to the Purchase Agreement is:

          For the account of Bank of America, N.A.
          ABA#: 053000196
          A/C#: 000686769309
          A/C Name: LSBO BANA Account
          Taxpayer ID#: 94-1687665

     3.   Amendment of the Purchase Agreement.

          a. The Sellers, the Assignee and the Assignor hereby agree that the
Purchase Agreement is amended to assign, transfer and set over all of the
Assignor's right, title and interest to and under the Purchase Agreement to the
Assignee and to remove the Assignor as a party thereto and furthermore, that the
Purchase Agreement is amended by deleting in its entirety any occurrence of the language "Banc of America Mortgage Capital Corporation" and replacing it with
"Bank of America, N.A."

          b. The Sellers, the Assignee and the Assignor hereby agree that
Article 1 of the Purchase Agreement is amended by inserting the following definition: "Anti-Money Laundering Laws: All applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001."

          c. The Sellers, the Assignee and the Assignor hereby agree that the definition of "Pass-Through Transfer" in Article 1 of the Purchase Agreement is
deleted in its entirety and replaced with the following:

               "Either (i) the sale or transfer of some or all of the Mortgage
               Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction or (ii) a synthetic securitization in which some or all of the Mortgage Loans are included as part of the reference portfolio relating to such securitization."

          d. The Sellers, the Assignee and the Assignor hereby agree that
Section 3.1(o) of the Purchase Agreement is hereby amended by inserting immediately prior to the language "shall deliver" the following language:
"sufficient information to identify the related Mortgagor for purposes of the
Anti-Money Laundering Laws, and".

          e. The Sellers, the Assignee and the Assignor hereby agree that
Section 3.1(u) of the Purchase Agreement is hereby amended by deleting the language "Unless such Mortgage Loan is subject to negative amortization as indicated on the related Mortgage Loan Schedule," in the second sentence therein.

          f. The Sellers, the Assignee and the Assignor hereby agree that
Section 3.1(v) of the Purchase Agreement is hereby amended by deleting the word
"forty" and replacing it with the word "thirty".

          g. The Sellers, the Assignee and the Assignor hereby agree that
Section 3.1 of the Purchase Agreement is amended by inserting the following subsection at the end thereof: "The Seller has complied with all applicable
Anti-Money Laundering Laws."

          h. The Sellers, the Assignee and the Assignor hereby agree that
Section 4.5 of the Purchase Agreement is amended by deleting subsection (b)
thereof in its entirety and deleting each reference thereto in subsection (a)
thereof.

     4. Amendment of the Servicing Agreement.

          a. The Servicer, the Assignee and the Assignor hereby agree that the
Servicing Agreement is amended to assign, transfer and set over all of the
Assignor's right, title and interest to and under the Servicing Agreement to the
Assignee and to remove the Assignor as a party thereto and furthermore, that the
Servicing Agreement is amended by deleting in its entirety any occurrence of the language "Banc of America Mortgage Capital Corporation" and in each case replacing it with "Bank of America, N.A."

          b. The Servicer, the Assignee and the Assignor hereby agree that the definition of "Pass-Through Transfer" in Article 1 of the Servicing Agreement is
deleted in its entirety and replaced with the following:

               "Either (i) the sale or transfer of some or all of the Mortgage
               Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction or (ii) a synthetic securitization in which some or all of the Mortgage Loans are included as part of the reference portfolio relating to such securitization."

          c. The Servicer, the Assignee and the Assignor hereby agree that
Section 4.6 of the Servicing Agreement is hereby amended by inserting the following language as subsection (c) thereof:

               "If the Servicer fails to furnish copies within the time period specified in Section 4.6(a), after the Owner has requested copies from the Credit File of a given Mortgage Loan as specified in that Section, and if the property secured by such Mortgage Loan subsequently becomes REO Property, the Servicer shall indemnify the Owner for losses incurred with respect to such Mortgage
               Loan."

          d. The Servicer, the Assignee and the Assignor hereby agree that
Section 4.6(a) of the Servicing Agreement is hereby amended by inserting the following language as the last sentence thereof:

               "If requested by the Owner, the Servicer shall, at the Owner's sole expense and within sixty (60) days after the Servicer receives such request, create an imaged copy on CD ROM or a xeroxed copy of the documents contained in the Credit File of any
               Mortgage Loan and deliver, or cause to be delivered, each such imaged or xeroxed copy to the Custodian or the Owner."

     5.   Amendment of the Custodial Agreement.

          The Servicer, the Custodian, the Assignee and the Assignor hereby agree that the Custodial Agreement is amended to assign, transfer and set over all of the Assignor's right, title and interest to and under the Custodial
Agreement to the Assignee and to remove the Assignor as a party thereto and furthermore, that the Custodial Agreement is amended by deleting in its entirety any occurrence of the language "Banc of America Mortgage Capital Corporation"
and in each case replacing it with "Bank of America, N.A."

     6.   Several Obligations of Sellers.

          The obligations and liability of each Seller under this Master AAR
Agreement and under the Agreements are several, and no Seller shall be responsible for the obligations of any other Seller under this Master AAR
Agreement or the Agreements. Each representation, warranty, indemnity and covenant made by one Seller under this Master AAR Agreement or any of the
Agreements is made by, or on behalf of, and with respect to, that Seller only, and not any other Seller.

     7.   Miscellaneous.

          a. This Master AAR Agreement as it relates to Mortgage Loans sold pursuant to the Purchase Agreement on or after the date hereof will be read to contain the above amendments as of the date hereof, and any future reference to the Agreements will mean the Agreements as so modified as of the date hereof and thereafter. The parties hereto acknowledge that the Agreements have not been modified or amended, except as otherwise expressly described or provided for herein.

          b. This Master AAR Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          c. This Master AAR Agreement may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

          d. Any capitalized terms not otherwise defined herein will have the meanings assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, the parties have caused this Master Assignment,
Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.

BANC OF AMERICA MORTGAGE              BANK OF AMERICA, N.A.
CAPITAL CORPORATION                   Assignee
Assignor

By: /s/ Bruce W. Good                 By: /s/ Bruce W. Good
    -------------------------------       --------------------------------------
Name: Bruce W. Good                   Name: Bruce W. Good
Its: Vice President                   Its: Vice President

WASHINGTON MUTUAL BANK, FA            WASHINGTON MUTUAL BANK FSB
Seller and Servicer                   Seller and Custodian

By: /s/ Michael L. Parker             By: /s/ Thomas W. Casey
    -------------------------------       --------------------------------------
Name: Michael L. Parker               Name: Thomas W. Casey
Its:  Senior Vice President           Its:  Executive Vice President
                                            Chief Financial Officer

WASHINGTON MUTUAL BANK
Seller

By: /s/ Michael L. Parker
    -------------------------------
Name: Michael L. Parker
Its:  Senior Vice President